                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

 ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                           94-1347393
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                57104
(Address of principal executive offices)                 (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)
                          -----------------------------

                                 SIMMONS COMPANY
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     13-3875743
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

ONE CONCOURSE PARKWAY, SUITE 800
ATLANTA, GEORGIA                                             30328
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
                    7 7/8% SENIOR SUBORDINATED NOTES DUE 2014
                       (Title of the indenture securities)


================================================================================

                                                                    EXHIBIT 25.1


Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  Federal Reserve Bank of San Francisco
                  San Francisco, California 94120

            (b) Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.    Not applicable.

Item 16.  List of Exhibits.   List below all exhibits filed as a part of this
                              Statement of Eligibility.

      Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

      Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

      Exhibit 3.  See Exhibit 2

      Exhibit 4.  Copy of By-laws of the trustee as now in effect.***

      Exhibit 5.  Not applicable.

      Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

      Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

      Exhibit 8.  Not applicable.

      Exhibit 9.  Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****Wells Fargo Bank Minnesota, National Association was consolidated into Wells Fargo Bank, National Association effective February 20, 2004.

                                                                    EXHIBIT 25.1




                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 16th day of March 2004.






                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              /s/ Jane Schweiger
                              ------------------------------
                              Jane Y. Schweiger
                              Vice President

                                 EXHIBIT 6




March 16, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                              Very truly yours,

                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              /s/ Jane Schweiger
                              ------------------------------
                              Jane Y. Schweiger
                              Vice President

                                                                    EXHIBIT 25.1

                                    Exhibit 7


                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
     at the close of business December 31, 2003, filed in accordance with 12
                        U.S.C.ss.161 for National Banks.

                                                                                                                     Dollar Amounts
                                                                                                                        In Millions

ASSETS
Cash and balances due from depository institutions:
            Noninterest-bearing balances and currency and coin                                                               $1,322
            Interest-bearing balances                                                                                           127
Securities:
            Held-to-maturity securities                                                                                           0
            Available-for-sale securities                                                                                     2,568
Federal funds sold and securities purchased under agreements to resell:
            Federal funds sold in domestic offices                                                                            1,053
            Securities purchased under agreements to resell                                                                       0
Loans and lease financing receivables:
            Loans and leases held for sale                                                                                   14,457
            Loans and leases, net of unearned income                                                       27,715
            LESS: Allowance for loan and lease losses                                                         284
            Loans and leases, net of unearned income and allowance                                                           27,431
Trading Assets                                                                                                                   49
Premises and fixed assets (including capitalized leases)                                                                        180
Other real estate owned                                                                                                          12
Investments in unconsolidated subsidiaries and associated companies                                                               0
Customers' liability to this bank on acceptances outstanding                                                                     22
Intangible assets
            Goodwill                                                                                                            291
            Other intangible assets                                                                                               9
Other assets                                                                                                                  1,281
                                                                                                                           --------
Total assets                                                                                                                $48,802
                                                                                                                           ========

LIABILITIES
Deposits:
            In domestic offices                                                                                             $29,890
                        Noninterest-bearing                                                                17,097
                        Interest-bearing                                                                   12,793
            In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                         4
                        Noninterest-bearing                                                                     0
                        Interest-bearing                                                                        4
Federal funds purchased and securities sold under agreements to repurchase:
            Federal funds purchased in domestic offices                                                                       9,295
            Securities sold under agreements to repurchase                                                                      237

                                                                                                                     Dollar Amounts
                                                                                                                        In Millions
                                                                                                                    ---------------

Trading liabilities                                                                                                               2
Other borrowed money
            (includes mortgage indebtedness and obligations under capitalized leases)                                         4,543
Bank's liability on acceptances executed and outstanding                                                                         22
Subordinated notes and debentures                                                                                                 0
Other liabilities                                                                                                               973
                                                                                                                            -------
Total liabilities                                                                                                           $44,966

Minority interest in consolidated subsidiaries                                                                                    0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                                     0
Common stock                                                                                                                    100
Surplus (exclude all surplus related to preferred stock)                                                                      2,134
Retained earnings                                                                                                             1,546
Accumulated other comprehensive income                                                                                           56
Other equity capital components                                                                                                   0
                                                                                                                           --------
Total equity capital                                                                                                          3,836
                                                                                                                           --------
Total liabilities, minority interest, and equity capital                                                                    $48,802
                                                                                                                           ========


I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                Karen B. Martin
                                                                 Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl              Directors
Gerald B. Stenson

                                                                    EXHIBIT 25.1

                                    Exhibit 7


                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
     at the close of business December 31, 2003, filed in accordance with 12
                        U.S.C.ss.161 for National Banks.

                                                                                                                     Dollar Amounts
                                                                                                                        In Millions
                                                                                                                     --------------
ASSETS
Cash and balances due from depository institutions:
            Noninterest-bearing balances and currency and coin                                                              $11,411
            Interest-bearing balances                                                                                         3,845
Securities:
            Held-to-maturity securities                                                                                           0
            Available-for-sale securities                                                                                    17,052
Federal funds sold and securities purchased under agreements to resell:
            Federal funds sold in domestic offices                                                                              516
            Securities purchased under agreements to resell                                                                     109
Loans and lease financing receivables:
            Loans and leases held for sale                                                                                   14,571
            Loans and leases, net of unearned income                                                      172,511
            LESS: Allowance for loan and lease losses                                                       1,554
            Loans and leases, net of unearned income and allowance                                                          170,957
Trading Assets                                                                                                                6,255
Premises and fixed assets (including capitalized leases)                                                                      2,067
Other real estate owned                                                                                                         144
Investments in unconsolidated subsidiaries and associated companies                                                             306
Customers' liability to this bank on acceptances outstanding                                                                     68
Intangible assets
            Goodwill                                                                                                          6,814
            Other intangible assets                                                                                           7,501
Other assets                                                                                                                  8,858
                                                                                                                         ----------
Total assets                                                                                                               $250,474
                                                                                                                         ==========

LIABILITIES
Deposits:
            In domestic offices                                                                                            $157,695
                        Noninterest-bearing                                                                44,315
                        Interest-bearing                                                                  113,380
            In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                    16,249
                        Noninterest-bearing                                                                     6
                        Interest-bearing                                                                   16,243
Federal funds purchased and securities sold under agreements to repurchase:
            Federal funds purchased in domestic offices                                                                      14,685
            Securities sold under agreements to repurchase                                                                    1,613

                                                                                                                     Dollar Amounts
                                                                                                                        In Millions
                                                                                                                    ---------------
Trading liabilities                                                                                                           4,277
Other borrowed money
            (includes mortgage indebtedness and obligations under capitalized leases)                                        18,212
Bank's liability on acceptances executed and outstanding                                                                         68
Subordinated notes and debentures                                                                                             6,742
Other liabilities                                                                                                             7,358
                                                                                                                           --------
Total liabilities                                                                                                          $226,899

Minority interest in consolidated subsidiaries                                                                                   60

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                                     0
Common stock                                                                                                                    520
Surplus (exclude all surplus related to preferred stock)                                                                     17,709
Retained earnings                                                                                                             4,920
Accumulated other comprehensive income                                                                                          366
Other equity capital components                                                                                                   0
                                                                                                                           --------
Total equity capital                                                                                                         23,515
                                                                                                                           --------
Total liabilities, minority interest, and equity capital                                                                   $250,474
                                                                                                                           ========


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                James E. Hanson
                                                                 Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Carrie L. Tolstedt
Howard Atkins                   Directors
John Stumpf



                                       6